EXHIBIT 10.1

SANGSTAT MEDICAL CORPORATION
2002 STOCK OPTION PLAN

I.	PURPOSE OF THE PLAN

A.

This 2002 Stock Option Plan (the “Plan”) is intended to promote the interests of SangStat Medical Corporation, by providing (i) employees (including officers) of the Corporation (or any Parent or Subsidiary) (each, as hereinafter defined below) who are responsible for the management, growth and financial success of the Corporation (or any Parent or Subsidiary), (ii) non-employee members of the Board (as defined below) or the board of directors of any Parent or Subsidiary and (iii) consultants and other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary) with the opportunity to acquire a proprietary interest, or otherwise increase their proprietary interest, in the Corporation as an incentive for them to remain in the service of the Corporation (or any Parent or Subsidiary).

B.

Subject to stockholder approval, the Plan shall become effective as of March 6, 2002, the date on which the Plan was approved by the Board.  Such date is hereby designated as the Effective Date of the Plan.

C.

The Plan shall serve as the successor to the Corporation’s 1993 Stock Option Plan (the “Predecessor Plan”).  The Predecessor Plan will be terminated upon stockholder approval of the Plan, and no further stock option grants shall be made from the Predecessor Plan from and after the date of stockholder approval of the Plan.  All options outstanding under the Predecessor Plan immediately prior to the termination of the Predecessor Plan will be incorporated into this Plan and shall accordingly be treated as outstanding options under the Plan.  However, each outstanding option so incorporated shall continue to be governed solely by the express terms and conditions of the instrument evidencing such grant, and no provision of this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such incorporated options with respect to their acquisition of shares of the Corporation’s Common Stock thereunder.

II	DEFINITIONS

	A.	For purposes of the Plan, the following definitions shall be in effect:

		1.	Board: the Corporation’s Board of Directors.

2.

Cause: means, unless otherwise defined by the Optionee’s individual stock option agreement or contract of employment or service, any of the following: (1) the Optionee’s theft, dishonesty, or falsification of any Corporation documents or records; (2) the Optionee’s improper use or disclosure of the Corporation’s confidential or proprietary information; (3) any action by the Optionee which has a detrimental effect on the Corporation’s reputation or business; (4) the Optionee’s failure or inability to perform any reasonable assigned duties after written notice from the Corporation of, and a reasonable opportunity to cure, such failure or inability; (5) any material breach by the Optionee of any employment or service agreement between the Optionee and the Corporation, which breach is not cured pursuant to the terms of such agreement; or (6) the commission of acts constituting, the indictment or conviction of, or plea of guilty or nolo contendere for, any commission of a felony or other crime arising in the conduct of the Optionee’s employment or service with the Corporation, which may impair the Optionee’s ability to perform his or her duties with the Corporation, or which involves theft, misrepresentation or dishonesty. Determination of Cause shall be made by the Plan Administrator in its sole discretion.

3.	Change in Control: a change in ownership or control of the Corporation effected through either of the following transactions:

a.

any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders; or

b.

there is a change in the composition of the Board over a period of thirty-six (36) consecutive months or less such that a majority of the Board members ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (A) have been Board members continuously since the beginning of such period or (B) have been elected or nominated for election as Board members during such period by at least a majority of the Board members described in clause (A) who were still in office at the time such election or nomination was approved by the Board.

4.	Code: the Internal Revenue Code of 1986, as amended.

5.

Committee: means any committee the Board may appoint to administer the Plan.  To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 of the 1934 Act.  If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board specified in the Plan shall be exercised by the Committee.

6.	Common Stock: shares of the Corporation’s common stock.

7.	Corporation: means SangStat Medical Corporation, a Delaware corporation (or any successor corporation).

8.	Corporate Transaction: the consummation of any of the following stockholder-approved transactions to which the Corporation is a party:

	a.	a merger or consolidation in which the Corporation is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Corporation is incorporated,

	b.	the sale, transfer or other disposition of all or substantially all of the assets of the Corporation in complete liquidation or dissolution of the Corporation, or

c.

any reverse merger in which the Corporation is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities are transferred to a person or persons different from those who held such securities immediately prior to such merger.

9.

Employee: an individual who performs services while in the employ of the Corporation or any Parent or Subsidiary, subject to the control and direction of the employer entity not only as to the work to be performed but also as to the manner and method of performance.

10.	Fair Market Value: the fair market value per share of Common Stock determined in accordance with the following provisions:

a.

If the Common Stock is not at the time listed or admitted to trading on any national stock exchange but is traded on the Nasdaq National Market, the Fair Market Value shall be the closing selling price per share on the date in question, as such price is reported by the National Association of Securities Dealers on the Nasdaq National Market or any successor system.  If there is no reported closing selling price for the Common Stock on the date in question, then the closing selling price on the last preceding date for which such quotation exists shall be determinative of Fair Market Value.

b.

If the Common Stock is at the time listed or admitted to trading on any national stock exchange, then the Fair Market Value shall be the closing selling price per share on the date in question on the exchange determined by the Plan Administrator to be the primary market for the Common Stock, as such price is officially quoted in the composite tape of transactions on such exchange.  If there is no reported sale of Common Stock on such exchange on the date in question, then the Fair Market Value shall be the closing selling price on the exchange on the last preceding date for which such quotation exists.

11.

Hostile Take-Over: a change in ownership of the Corporation effected through the direct or indirect acquisition by any person or related group of persons (other than the Corporation or a person that directly or indirectly controls, is controlled by, or is under common control with, the Corporation) of beneficial ownership (within the meaning of Rule 13d-3 of the 1934 Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Corporation’s outstanding securities pursuant to a tender or exchange offer made directly to the Corporation’s stockholders which the Board does not recommend such stockholders to accept.

12.	Incentive Option: a stock option that meets the requirements of an “incentive stock option” within the meaning of Section 422 of the Code, or any successor provision.

13.	1934 Act: the Securities Exchange Act of 1934, as amended from time to time.

14.	Optionee: any person to whom an option or stock appreciation right is granted under the Plan.

15.

Parent: any corporation (other than the Corporation) in an unbroken chain of corporations ending with the Corporation, provided each such corporation in the unbroken chain (other than the Corporation) owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

16.	Plan Administrator: the Committee in its capacity as the administrator of the Plan.

17.	Permanent Disability or Permanently Disabled: the inability of the Optionee to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment expected to result in death or to be of continuous duration of twelve (12) months or more.

18.

Service:  the performance of services on a periodic basis to the Corporation (or any Parent or Subsidiary) in the capacity of an Employee, a non-employee member of the board of directors or an independent consultant or advisor, except to the extent otherwise specifically provided in the applicable stock option agreement.

19.

Subsidiary:  each corporation (other than the Corporation) in an unbroken chain of corporations beginning with the Corporation, provided each such corporation (other than the last corporation) in the unbroken chain owns, at the time of the determination, stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

20.

Take-Over Price:  the greater of (a) the Fair Market Value per share of Common Stock on the date the option is surrendered to the Corporation in connection with a Hostile Take-Over or (b) the highest reported price per share of Common Stock paid by the tender offeror in effecting such Hostile Take-Over.  However, if the surrendered option is an incentive stock option under the Federal tax laws, the Take-Over Price shall not exceed the clause (a) price per share.

III.	ADMINISTRATION OF THE PLAN

	A.	The Plan shall be administered by the Committee. Members of the Committee shall serve for such period of time as the Board may determine and shall be subject to removal by the Board at any time.

B.

The Committee as Plan Administrator shall have full power and authority (subject to the express provisions of the Plan) to establish rules and regulations for the proper administration of the Plan and to make such determinations under, and issue such interpretations of, the provisions of the Plan and any outstanding option grants thereunder as it may deem necessary or advisable.  Decisions of the Plan Administrator shall be final and binding on all parties who have an interest in the Plan or any outstanding option thereunder.

IV.	OPTION GRANTS

	A.	The persons eligible to participate in the Plan are as follows:

		1.	officers and other employees of the Corporation (or any Parent or Subsidiary) who render services to the Corporation (or any Parent or Subsidiary);

		2.	non-employee members of the Board or the board of directors of any Parent or Subsidiary; and

		3.	those consultants or other independent contractors who provide valuable services to the Corporation (or any Parent or Subsidiary).

B.

The Plan Administrator shall have full authority to determine, with respect to the option grants made under the Plan, which eligible individuals are to receive option grants, the number of shares to be covered by each such grant, the status of the granted option as either an incentive stock option (“Incentive Option”) which satisfies the requirements of Code Section 422 or a non-statutory option not intended to meet such requirements, the time or times at which each granted option is to become exercisable and the maximum term for which the option may remain outstanding.

V.	STOCK SUBJECT TO THE PLAN

A.

Shares of Common Stock shall be available for issuance under the Plan and shall be drawn from either the Corporation’s authorized but unissued shares of Common Stock or from reacquired shares of Common Stock, including shares repurchased by the Corporation on the open market.  Subject to adjustment as provided in this Section V, the aggregate number of shares which may be issued pursuant to the Plan shall be equal to (a) the number of shares of Common Stock remaining available for issuance under the Predecessor Plan immediately prior to the termination of the Predecessor Plan, plus (b) any shares of Common Stock covered by stock options granted under the Predecessor Plan that expire or otherwise terminate without being exercised following the termination of the Predecessor Plan, plus (c) 1,750,000 shares of Common Stock.  To the extent one or more outstanding options under the Predecessor Plan which have been incorporated into this Plan are subsequently exercised, the number of shares issued with respect to each such option shall reduce, on a share-for-share basis, the number of shares available for issuance under this Plan.

B.

In no event may the maximum number of shares of Common Stock for which any one individual participating in the Plan may be granted stock options and separately exercisable stock appreciation rights exceed 500,000 shares in the aggregate in any calendar year.  Such limitation shall be subject to periodic adjustment in accordance with the provisions of this Section V.

C.

Should one or more outstanding options under this Plan (including outstanding options under the Predecessor Plan incorporated into this Plan) expire or terminate for any reason prior to exercise in full, then the shares subject to the portion of each option not so exercised shall be available for subsequent option grants under the Plan.  Any unvested shares issued under the Plan and subsequently repurchased by the Corporation, at the option exercise price paid per share, pursuant to the Corporation’s repurchase rights under the Plan shall be added back to the number of shares of Common Stock reserved for issuance under the Plan and shall accordingly be available for reissuance through one or more subsequent non- statutory option grants (but not Incentive Option grants) under the Plan.  However, any shares subject to any option or portion thereof surrendered in accordance with Section IX shall reduce on a share-for-share basis the number of shares of Common Stock available for subsequent option grants under the Plan.  In addition, should the option price of an outstanding option under the Plan (including any option incorporated from the Predecessor Plan) be paid with shares of Common Stock or should shares of Common Stock otherwise issuable under the Plan be withheld by the Corporation in satisfaction of the withholding taxes incurred in connection with the exercise of an outstanding stock option under the Plan, then the number of shares of Common Stock available for issuance under the Plan shall be reduced by the gross number of shares for which the option is exercised or which vest under the stock issuance, and not by the net number of shares of Common Stock actually issued.

D.

Should any change be made to the Common Stock issuable under the Plan by reason of any stock split, stock dividend, recapitalization, combination of shares, exchange of shares or other change affecting the outstanding Common Stock as a class without the Corporation’s receipt of consideration, then appropriate adjustments shall be made to (i) the maximum number and/or class of securities issuable under the Plan, (ii) the maximum number and/or class of securities for which any one individual participating in the Plan may be granted options and separately exercisable stock appreciation rights, (iii) the number and/or class of securities and price per share in effect under each option or stock appreciation right outstanding under the Plan and (iv) the number and/or class of securities and price per share in effect under each outstanding option or stock appreciation right incorporated into this Plan from the Predecessor Plan.  Such adjustments to the outstanding options and stock appreciation right are to be effected in a manner which shall preclude the enlargement or dilution of rights and benefits under such options or rights. The adjustments determined by the Plan Administrator shall be final, binding and conclusive.

VI.	TERMS AND CONDITIONS OF OPTIONS

Options granted pursuant to the Plan shall be authorized by action of the Plan Administrator and may, at the Plan Administrator’s discretion, be either Incentive Options or non-statutory options.  Individuals who are not Employees of the Corporation or any Parent or Subsidiary may only be granted non-statutory options.  Each granted option shall be evidenced by one or more instruments in the form approved by the Plan Administrator; provided, however, that each such instrument shall comply with the terms and conditions specified below.  Each instrument evidencing an Incentive Option shall, in addition, be subject to the applicable provisions of Section VII.

	A.	Option Price.

1.

Subject to any limitations set forth in Section VII(B), the per share exercise price shall be fixed by the Plan Administrator, except that: (i) in no event shall the per share exercise price be less than seventy-five percent (75%) of the Fair Market Value per share of Common Stock on the gate of grant, and (ii) in no event shall the per share exercise price in the case of an Incentive Option or an option intended to qualify as performance-based compensation under Section 162(m) of the Code be less than one hundred percent (100%) of the Fair Market Value per share of such Common Stock on the date of grant.

2.

The exercise price shall become immediately due upon exercise of the option and, subject to the provisions of Section X and the instrument evidencing the grant, shall be payable in one of the following alternative forms specified below:

a..

full payment in shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date (as such term is defined below);

			b.	full payment in cash or check drawn to the Corporation’s order;

c.

full payment in a combination of shares of Common Stock held for the requisite period necessary to avoid a charge to the Corporation’s earnings for financial reporting purposes and valued at Fair Market Value on the Exercise Date and cash or check drawn to the Corporation’s order; or

d.

full payment through a broker-dealer sale and remittance procedure pursuant to which the Optionee shall provide irrevocable instructions (I) to a Corporation-designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Corporation, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus the applicable Federal and State income and employment taxes required to be withheld by the Corporation in connection with such purchase in order to avoid a charge to the Corporation’s earnings for financial reporting purposes, and (II) to the Corporation to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

For purposes of this subparagraph (2), the Exercise Date shall be the date on which written notice of the option exercise is delivered to the Corporation.  Except to the extent the sale and remittance procedure is utilized in connection with the exercise of the option, payment of the option price for the purchased shares must accompany such notice.

B.

Term and Exercise of Options.  Each option granted under the Plan shall be exercisable at such time or times and during such period as is determined by the Plan Administrator and set forth in the instrument evidencing the grant.  No such option, however, shall have a maximum term in excess of ten (10) years from the grant date.

C.	Termination of Service.

	1	The following provisions shall govern the exercise period applicable to any outstanding options held by the Optionee at the time of cessation of Service or death.

a.

Subject to section VI(C)(1)(e) below, should an Optionee cease Service for any reason (including death or Permanent Disability) while holding one or more outstanding options under this Plan, then none of those options shall (except to the extent otherwise provided pursuant to subparagraph C(3) below) remain exercisable for more than a thirty-six (36)-month period (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) measured from the date of such cessation of Service.

b.

Any option held by the Optionee under this Plan and exercisable in whole or in part on the date of his or her death may be subsequently exercised by the personal representative of the Optionee’s estate or by the person or persons to whom the option is transferred pursuant to the Optionee’s will or in accordance with the laws of descent and distribution.  Such exercise, however, must occur prior to the earlier of (i) the third anniversary of the date of the Optionee’s death (or such shorter period determined by the Plan Administrator and set forth in the instrument evidencing the grant) or (ii) the specified expiration date of the option term.  Upon the occurrence of the earlier event, the option shall terminate and cease to be outstanding.

c.

During the applicable post-Service exercise period, the option may not be exercised in the aggregate for more than the number of shares (if any) in which the Optionee is vested at the time of cessation of Service.  Upon the expiration of the limited post-Service exercise period or (if earlier) upon the specified expiration date of the option term, each such option shall terminate and cease to be outstanding with respect to any vested shares for which it has not otherwise been exercised.  However, each outstanding option shall immediately terminate and cease to be outstanding, at the time of the Optionee’s cessation of Service, with respect to any shares for which it is not otherwise at that time exercisable or in which Optionee is not otherwise at that time vested.

		d.	Under no circumstances, however, shall any such option be exercisable after the specified expiration date of the option term.

f.

Should (i) the Optionee’s Service be terminated for Cause, or (ii) the Optionee make any unauthorized use or disclosure of confidential information or trade secrets of the Corporation or any Parent or Subsidiary, then in any such event all outstanding options held by the Optionee under this Plan shall terminate immediately and cease to be outstanding.

2.

The Plan Administrator shall have complete discretion, exercisable either at the time the option is granted or at any time while the option remains outstanding, to permit one or more options held by the Optionee under this Plan to be exercised, during the limited post-Service exercise period applicable under subparagraph (1) above, not only with respect to the number of vested shares of Common Stock for which each such option is exercisable at the time of the Optionee’s cessation of Service but also with respect to one or more subsequent installments of shares for which the option would otherwise have become exercisable had such cessation of Service not occurred.

3.

The Plan Administrator shall also have full power and authority to extend the period of time for which the option is to remain exercisable following the Optionee’s cessation of Service or death from the limited period in effect under subparagraph (1) above to such greater period of time as the Plan Administrator shall deem appropriate.  In no event, however, shall such option be exercisable after the specified expiration date of the option term.

D.

Stockholder Rights.  An Optionee shall have no stockholder rights with respect to any shares covered by the option until such individual shall have exercised the option and paid the option price for the purchased shares.

E.

Repurchase Rights.  The shares of Common Stock acquired upon the exercise of any option granted under this Plan may be subject to repurchase by the Corporation in accordance with the following provisions:

a.

The Plan Administrator shall have the discretion to authorize the issuance of unvested shares of Common Stock under this Plan.  Should the Optionee cease Service while holding such unvested shares, the Corporation shall have the right to repurchase any or all of those unvested shares at the option price paid per share.  The terms and conditions upon which such repurchase right shall be exercisable (including the period and procedure for exercise and the appropriate vesting schedule for the purchased shares) shall be established by the Plan Administrator and set forth in the instrument evidencing such repurchase right.

b.

All of the Corporation’s outstanding repurchase rights under this Plan shall automatically terminate, and all shares subject to such terminated rights shall immediately vest in full, upon the occurrence of a Corporate Transaction, except to the extent: (i) any such repurchase right is expressly assigned to the successor corporation (or Parent thereof) in connection with the Corporate Transaction or (ii) such accelerated vesting is precluded by other limitations imposed by the Plan Administrator at the time the repurchase right is issued.

c.

The Plan Administrator shall have the discretionary authority, exercisable either before or after the Optionee’s cessation of Service, to cancel the Corporation’s outstanding repurchase rights with respect to one or more shares purchased or purchasable by the Optionee under this Plan and thereby accelerate the vesting of such shares in whole or in part at any time.

F.

Limited Transferability of Options.  During the lifetime of the Optionee, Incentive Options shall be exercisable only by the Optionee and shall not be assignable or transferable other than by will or by the laws of descent and distribution following the Optionee’s death.  However, non-statutory options may, in connection with the Optionee’s estate plan, be assigned in whole or in part during the Optionee’s lifetime to one or more members of the Optionee’s immediate family or to a trust established exclusively for one or more such family members.  The assigned portion may only be exercised by the person or persons who acquire a proprietary interest in the option pursuant to the assignment.  The terms applicable to the assigned portion shall be the same as those in effect for the option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Plan Administrator may deem appropriate.  Should the Optionee die while holding a non-statutory option, that option shall be transferred in accordance with the Optionee’s will or by the laws of descent and distribution.

VII	INCENTIVE OPTIONS

The terms and conditions specified below shall be applicable to all Incentive Options granted under this Plan.  Incentive Options may only be granted to individuals who are Employees of the Corporation.  Options which are specifically designated as “non-statutory” options when issued under the Plan shall not be subject to such terms and conditions.

A.

Dollar Limitation.  The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the Common Stock for which one or more options granted to any Employee, under this Plan (or any other option plan of the Corporation or any Parent or Subsidiary) may for the first time become exercisable as Incentive Options under the Federal tax laws during any one calendar year shall not exceed the sum of One Hundred Thousand Dollars ($100,000).  To the extent the Employee holds two (2) or more such options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such options as Incentive Options under the Federal tax laws shall be applied on the basis of the order in which such options are granted.  Should the number of shares of Common Stock for which any Incentive Option first become exercisable in any calendar year exceed the applicable One Hundred Thousand Dollar ($100,000) limitation, then that option may nevertheless be exercised in that calendar year for the excess number of shares as a non-statutory option under the Federal tax laws.

B.

10% Stockholder.  If any individual to whom an Incentive Option is granted is the owner of stock (as determined under Section 424(d) of the Code) possessing ten percent (10%) or more of the total combined voting power of all classes of stock of the Corporation or any Parent or Subsidiary, then the option price per share shall not be less than one hundred and ten percent (110%) of the Fair Market Value per share of Common Stock on the grant date, and the option term shall not exceed five (5) years, measured from the grant date.

Except as modified by the preceding provisions of this Section VII, the provisions of the Plan shall apply to all Incentive Options granted hereunder.

VIII.	CORPORATE TRANSACTIONS/CHANGES IN CONTROL

A.

In the event of any Corporate Transaction, the vesting of each option which is at the time outstanding under this Plan shall automatically accelerate so that each such option shall, immediately prior to the specified effective date for the Corporate Transaction, become fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for all or any portion of such shares as fully vested shares.  However, an outstanding option under this Plan shall not so accelerate if and to the extent: (i) such option is, in connection with the Corporate Transaction, either to be assumed by the successor corporation or Parent thereof or to be replaced with a comparable option to purchase shares of the capital stock of the successor corporation or Parent thereof, (ii) such option is to be replaced with a cash incentive program of the successor corporation which preserves the option spread existing at the time of the Corporate Transaction and provides for subsequent payout in accordance with the same vesting schedule applicable to such option, or (iii) the acceleration of such option is subject to other limitations imposed by the Plan Administrator at the time of the option grant.  The determination of option comparability under clause (i) above shall be made by the Plan Administrator, and its determination shall be final, binding and conclusive.

B.

Upon the consummation of the Corporate Transaction, all outstanding options under this Plan shall terminate and cease to be outstanding, except to the extent assumed by the successor corporation or its Parent company.

C.

Each outstanding option under this Plan which is assumed in connection with the Corporate Transaction or is otherwise to continue in effect shall be appropriately adjusted, immediately after such Corporate Transaction, to apply and pertain to the number and class of securities which would have been issued to the option holder, in consummation of such Corporate Transaction, had such person exercised the option immediately prior to such Corporate Transaction.  Appropriate adjustments shall also be made to the option price payable per share, provided the aggregate option price payable for such securities shall remain the same.  In addition, the class and number of securities available for issuance under the Plan on both an aggregate and per participant basis following the consummation of the Corporate Transaction shall be appropriately adjusted.

D.

The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part should the Optionee’s Service subsequently terminate within a designated period following the effective date of any Corporate Transaction in which those options are assumed or replaced and do not otherwise accelerate.  In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

E.

The Plan Administrator shall have full power and authority to grant options under the Plan which will automatically accelerate in whole or in part in the event that a Change in Control occurs or in the event that the Optionee’s Service terminates within a designated period following the effective date of a Change in Control.  In addition, the Plan Administrator may provide that one or more of the Corporation’s outstanding repurchase rights with respect to shares held by the Optionee at the time of such Change in Control or termination of Service shall immediately terminate in whole or in part, and the shares subject to those terminated rights shall accordingly vest.

	F.	Any options accelerated in connection with the Change in Control shall remain fully exercisable until the expiration or sooner termination of the option term.

G.

The grant of options under this Plan shall in no way affect the right of the Corporation to adjust, reclassify, reorganize or otherwise change its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

H.

Any Incentive Options accelerated under this Section VIII in connection with a Corporate Transaction or Change in Control shall remain exercisable as incentive stock options under the Federal tax laws only to the extent the applicable dollar limitation of Section VII is not exceeded.  To the extent such dollar limitation is exceeded, the accelerated option shall be exercisable as a non-statutory option under the Federal tax laws.

IX.	STOCK APPRECIATION RIGHTS

A.

Provided and only if the Plan Administrator determines in its discretion to implement the stock appreciation right provisions of this Section IX, one or more Optionees may be granted the right, exercisable upon such terms and conditions as the Plan Administrator may establish, to surrender all or part of an unexercised option under this Plan in exchange for a distribution from the Corporation in an amount equal to the excess of (i) the Fair Market Value (on the option surrender date) of the shares of Common Stock in which the Optionee is at the time vested under the surrendered option (or surrendered portion thereof) over (ii) the aggregate option price payable for such vested shares.

B.

No surrender of an option shall be effective hereunder unless it is approved by the Plan Administrator.  If the surrender is so approved, then the distribution to which the Optionee shall accordingly become entitled under this Section IX may be made in shares of Common Stock valued at Fair Market Value on the option surrender date, in cash, or partly in shares and partly in cash, as the Plan Administrator deems appropriate.

C.

If the surrender of an option is rejected by the Plan Administrator, then the Optionee shall retain whatever rights the Optionee had under the surrendered option (or surrendered portion thereof) on the option surrender date and may exercise such rights at any time prior to the later of (i) five (5) business days after the receipt of the rejection notice or (ii) the last day on which the option is otherwise exercisable in accordance with the terms of the instrument evidencing such option, but in no event may such rights be exercised more than ten (10) years after the date of the option grant.

D.

One or more officers of the Corporation subject to the short-swing profit restrictions of the Federal securities laws may, in the Plan Administrator’s sole discretion, be granted limited stock appreciation rights in tandem with their outstanding options under the Plan.  Upon the occurrence of a Hostile Take-Over, the officer will have a thirty (30)-day period in which he or she may surrender any outstanding options with such a limited stock appreciation right to the Corporation, to the extent such options are at the time exercisable for fully-vested shares of Common Stock.  The officer shall in return be entitled to a cash distribution from the Corporation in an amount equal to the excess of (i) the Take-Over price of the vested shares of Common Stock at the time subject to each surrendered option over (ii) the aggregate option price payable for such vested shares.  The cash distribution payable upon such option surrender shall be made within five (5) days following the date the option is surrendered to the Corporation.  The Plan Administrator shall pre- approve, at the time the limited stock appreciation right is granted, the subsequent exercise of that right in accordance with the terms of the grant and the provisions of this Section IX(D).  No additional approval of the Plan Administrator or the Board shall be required at the time of the actual option surrender and cash distribution.  Any unsurrendered portion of the option shall continue to remain outstanding and become exercisable in accordance with the terms of the instrument evidencing such grant.

	E.	The shares of Common Stock subject to any option surrendered for an appreciation distribution pursuant to this Section IX shall not be available for subsequent option grant under the Plan.

X.	LOANS OR INSTALLMENT PAYMENTS

A.

The Plan Administrator may, in its discretion, assist any Optionee (including an Optionee who is an officer of the Corporation) in the exercise of one or more options granted to such Optionee under the Plan, including the satisfaction of any Federal and state income and employment tax obligations arising therefrom, by (i) authorizing the extension of a loan from the Corporation to such Optionee or (ii) permitting the Optionee to pay the option price for the purchased Common Stock in installments over a period of years, provided, however, that the Optionee must pay in cash or cash equivalents, immediately upon exercise, that amount equal to the total par value for the aggregate shares of Common Stock purchased.  The terms of any loan or installment method of payment (including the interest rate and terms of repayment) shall be upon such terms as the Plan Administrator specifies in the applicable option agreement or otherwise deems appropriate under the circumstances, and which terms shall be in accordance with any applicable rules and regulations established by the United States Federal Reserve Board.  Loans or installment payments may be authorized with or without security or collateral.  However, the maximum credit available to the Optionee may not exceed the option price of the acquired shares plus any Federal and state income and employment tax liability incurred by the Optionee in connection with the acquisition of such shares.

B.

The Plan Administrator may, in its absolute discretion, determine that one or more loans extended under this financial assistance program shall be subject to forgiveness by the Corporation in whole or in part upon such terms and conditions as the Plan Administrator may deem appropriate.

XI.	AMENDMENT OF THE PLAN AND AWARDS

The Board has complete and exclusive power and authority to amend or modify the Plan (or any component thereof) in any or all respects whatsoever.  However, no such amendment or modification shall adversely affect rights and obligations with respect to options or stock appreciation rights at the time outstanding under the Plan, unless the Optionee consents to such amendment.  In addition, the exercise price of an outstanding option shall not be decreased after issuance without stockholder approval.  Certain amendments may require stockholder approval pursuant to applicable laws or regulations.

XII.	TAX WITHHOLDING

A.

The Corporation’s obligation to deliver shares of Common Stock upon the exercise of stock options for such shares or the vesting of such shares under the Plan shall be subject to the satisfaction of all applicable Federal, state and local income and employment tax withholding requirements.

B.

The Plan Administrator may, in its discretion and in accordance with the provisions of this Section XII and such supplemental rules as the Plan Administrator may from time to time adopt, provide any or all holders of non-statutory options or unvested shares under the Plan with the right to use shares of the Corporation’s Common Stock in satisfaction of all or part of the Federal, state and local income and employment tax liabilities incurred by such holders in connection with the exercise of their options or the vesting of their shares (the “Taxes”).  Such right may be provided to any such holder in either or both of the following formats:

1.

Stock Withholding: The holder of the non- statutory option or unvested shares may be provided with the election to have the Corporation withhold, from the shares of Common Stock otherwise issuable upon the exercise of such non-statutory option or the vesting of such shares, a portion of those shares with an aggregate Fair Market Value equal to the percentage of the applicable Taxes (not to exceed one hundred percent (100%)) designated by the holder in order to avoid a charge to the Corporation’s earnings for financial reporting purposes.

2.

Stock Delivery: The Plan Administrator may, in its discretion, provide the holder of the non-statutory option or unvested shares purchased thereunder with the election to deliver to the Corporation, at the time the non-statutory option is exercised or the shares vest, one or more shares of Common Stock previously acquired by such individual (other than in connection with the option exercise or share vesting triggering the Taxes) with an aggregate Fair Market Value equal to the percentage of the Taxes incurred in connection with such option exercise or share vesting (not to exceed one hundred percent (100%)) designated by the holder in order to avoid a charge to the Corporation’s earnings for financial reporting purposes.

XIII.	EFFECTIVE DATE AND TERM OF PLAN

	A.	This Plan is effective as of the Effective Date, subject to stockholder approval.

B.

Each option issued and outstanding under the Predecessor Plan immediately prior to the termination of the Predecessor Plan shall be incorporated into this Plan and treated as an outstanding option under this Plan, but each such option shall continue to be governed solely by the terms and conditions of the instrument evidencing such grant, and nothing in this Plan shall be deemed to affect or otherwise modify the rights or obligations of the holders of such options with respect to their acquisition of shares of Common Stock thereunder.

C.

The Plan shall terminate upon the earlier of (i) March 6, 2012, (ii) the date on which all shares available for issuance under the Plan shall have been issued as vested shares or cancelled pursuant to the exercise, surrender or cash-out of the options granted under the Plan, or (iii) such earlier date as determined by the Board.  Upon such plan termination, all outstanding option grants and stock appreciation rights shall continue to have force and effect in accordance with the provisions of the instruments evidencing such grants.

XIV.	USE OF PROCEEDS

Any cash proceeds received by the Corporation from the sale of shares pursuant to option grants under the Plan shall be used for general corporate purposes.

XV.	REGULATORY APPROVALS

A.

The implementation of the Plan, the granting of any stock option or stock appreciation right under the Plan and the issuance of Common Stock upon the exercise of the stock options or stock appreciation rights granted hereunder shall be subject to the Corporation’s procurement of all approvals and permits required by regulatory authorities having jurisdiction over the Plan, the stock options and stock appreciation rights granted under it, and the Common Stock issued pursuant to it.

B.

No shares of Common Stock or other assets shall be issued or delivered under this Plan unless and until there shall have been compliance with all applicable requirements of Federal and State securities laws, including the filing and effectiveness of the Form S-8 registration statement for the shares of Common Stock issuable under the Plan, and all applicable listing requirements of any securities exchange on which stock of the same class is then listed.

XVI.	NO EMPLOYMENT/SERVICE RIGHTS

Neither the action of the Corporation in establishing the Plan, nor any action taken by the Plan Administrator hereunder, nor any provision of the Plan shall be construed so as to grant any individual the right to remain in the employ or service of the Corporation (or any Parent or Subsidiary) for any period of specific duration, and the Corporation (or any Parent or Subsidiary) retaining the services of such individual) may terminate such individual’s employment or service at any time and for any reason, with or without cause.

XVII.	NON-U.S. EMPLOYEES

Notwithstanding anything in the Plan to the contrary, with respect to any employee who is a resident outside the United States, the Board may, in its sole discretion, amend the terms of the Plan in order to conform such terms with the requirements of local law or to meet the objectives of the Plan; provided, however, that this Section XVII shall not authorize the Board to amend the provisions of Section V(A) hereof relating to the number of shares authorized under the Plan.  The Board may, where appropriate, establish one or more sub-plans for this purpose.

XVIII.	MISCELLANEOUS PROVISIONS

A.

Except to the extent otherwise expressly provided in the Plan, the right to acquire Common Stock or other assets under the Plan may not be assigned, encumbered or otherwise transferred by any Optionee.

B.	The provisions of the Plan relating to the exercise of options and the vesting of shares shall be governed by the laws of the State of Delaware without resort to that State’s conflict-of-laws rules.

C.

The provisions of the Plan shall inure to the benefit of, and be binding upon, the Corporation and its successors or assigns, whether by Corporate Transaction or otherwise, and the Optionees, the legal representatives of their respective estates, their respective heirs or legatees and their permitted assignees.